UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2015

AMAIZE BEVERAGE CORPORATION

(exact name of registrant as specified in its charter)

Nevada

 (State or other jurisdiction of incorporation)

333-59114	33-0730042
(Commission File Number)	(IRS Employer Identification Number)

620 Newport Center Dr., Suite 1100, Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 287-3164

SNACKHEALTHY, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On August 13, 2015, Amaize Beverage Corporation, previously known as SnackHealthy, Inc., a Nevada corporation (the "Registrant") has filed an amendment to its articles of incorporation (the "Amendment") with the Secretary of State of the state of Nevada. The Amendment provides for the change of the Registrant's name from SnackHealthy, Inc. to its current name, Amaize Beverage Corporation. The change of the Registrant's name was approved by the Registrant's Board of Directors and the majority of the Registrant's shareholders on June 26, 2015.

The effective date of name change and the change of the Registrant's trading symbol will be declared by Financial Industry Regulatory Authority.

2

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

3.4	Amendment to the Registrant's Articles of Incorporation, filed on August 13, 2015.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAIZE BEVERAGE CORPORATION

Dated: August 17, 2015	By:	/s/ Richard Damion
Richard Damion, Chief Executive Officer

4